                                                     EXECUTION COPY


                         AMENDMENT NO. 1
                               TO
                      AMENDED AND RESTATED
                       SECURITY AGREEMENT


          This Amendment No. 1 to Amended and Restated Security Agreement (this "Amendment"), made as of the 8th day of January, 1997, between AMERICAN SEAWAY FOODS, INC. (formerly known as Heritage Wholesalers, Inc.), an Ohio corporation (herein the "Grantor"), the Banks which are party to the Credit Agreement (as hereinafter defined) and KEYBANK NATIONAL ASSOCIATION (as successor by merger to Society National Bank), as agent for the Banks (in such capacity, the "Agent"),

                           WITNESSETH:

          WHEREAS, the Grantor has been extended certain financial accommodations pursuant to that certain Amended and Restated Credit Agreement, dated as of May 27, 1993, as amended pursuant to (i) that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 6, 1994, and (ii) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of April 28, 1995, and (iii) that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated as of the date hereof (as so amended, the "Credit Agreement"), among the Grantor, the financial institutions which are a party thereto (the "Banks") and the Agent;

          WHEREAS, the Grantor has granted to the Agent for the benefit of the Banks a security interest in its assets pursuant to that certain Amended and Restated Security Agreement, dated as of May 27, 1993 (the "Security Agreement");

          WHEREAS, it is a condition to the effectiveness of that certain Amendment No. 3 to Credit Agreement, dated as of the date hereof, that the Security Agreement be amended as herein provided; and

          NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor, the Banks and the Agent do hereby agree as follows:

                   SECTION 1.  DEFINED TERMS.

          Each defined term used herein and not otherwise defined
herein shall have the meaning ascribed to such term in the Security
Agreement.
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        SECTION 2.  AMENDMENTS TO THE SECURITY AGREEMENT.

          The Grantor, the Banks and the Agent hereby agree that the Security Agreement shall be amended, effective as of the date hereof and subject to the terms and conditions hereof, as follows:

          2.1 Amendment to Introductory Paragraph. The introductory paragraph shall be amended by deleting the phrase in parentheses "(formerly known as Heritage Wholesalers, Inc.)" and replacing it with "(formerly known as Heritage Wholesalers, Inc.
and successor by merger to Seaway Food Service, Inc.)".

          2.2 Amendment to Security Agreement. Each reference to "Society" or "Society National Bank" in the Security Agreement shall be amended to read "KeyBank" or "KeyBank National Association" as the case may be. Each reference to "Seaway", "Cash Collateral Account", "Lockbox" and "Lockbox Account" shall be deleted.

          2.3 Amendment to Section 1(d). Section 1(d) shall be deleted in its entirety and "[Intentionally Deleted]" shall be substituted in lieu thereof.

          2.4 Amendment to Sections 4, 5.01, 5.02 and 7. Each of Sections 4, 5.01, 5.02 and 7 shall be deleted in its entirety and "[Intentionally Deleted]" shall be substituted in lieu thereof.

          2.5 Amendment to Section 10. Each of Subsections 10(d) and 10(e) shall be deleted in its entirety and "[Intentionally
Deleted]" shall be substituted in lieu thereof.

          2.6 Amendment to Section 11. Section 11(a) shall be amended to delete clause (ii)(b) of the proviso in its entirety and "[Intentionally Deleted]" shall be substituted in lieu thereof.

          2.7 Amendment to Section 12. Section 12 shall be amended to delete the second and third sentences of clause (b) in its entirety and "[Intentionally Deleted]" shall be substituted in lieu thereof.

          2.8 Amendment to Section 23. Section 23 shall be amended by deleting the address of the Agent and inserting the following in lieu thereof:

               KeyBank National Association
               127 Public Square
               Cleveland, Ohio 44114
               Attention: Large Corporate Department
                          Mr. Richard Pohle

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          SECTION 3. REPRESENTATIONS AND WARRANTIES.

          The Grantor hereby represents and warrants to the Banks and the Agent as follows:

          3.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of the Grantor and constitutes the legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms. The Security Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms. The Grantor hereby ratifies and confirms the Security Agreement as amended by this Amendment.

          3.2 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks or the Agent under the Security Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Security Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Security Agreement as amended by this Amendment.

          3.3 Reference to and Effect on the Security Agreement. Upon the Effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Security Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement, as amended by this Amendment.

        SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS
                    OF THIS AMENDMENT NO. 1.

          In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

          4.1 The Amendment. The Banks and the Agent shall have received this Amendment No. 1 to Amended and Restated Security
Agreement, executed and delivered by a duly authorized officer of the Grantor.

          4.2 Other Amendments. The Banks and the Agent shall have received each of (i) Amendment No. 5 to Amended and Restated Guaranty Agreement, executed and delivered by a duly authorized officer of Riser, (ii) Amendment No. 4 to Credit Agreement in respect of the Rini-Rego Agreement, executed and delivered by a
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duly authorized officer of Rini-Rego, (iii) Amendment No. 3 to
Amended and Restated Credit Agreement, executed and delivered by a duly authorized officer of the Grantor and (iv) the amendments to the other Security Agreements, each executed by a duly authorized officer of the company which is a party thereto and all of the conditions precedent to such Amendments shall have been satisfied.

          4.3  Acknowledgement of Guarantors.  The Banks and the
Agent shall have received the Acknowledgement of Guarantors attached to this Amendment, executed and delivered by a duly authorized officer of each of the Guarantors of the indebtedness of the Grantor to the Banks and the Agent.

          4.4 Other Documents. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent, including, without limitation, any financing statements as may be necessary to continue the perfection of the security interests created by the Security Agreements.

                    SECTION 5 MISCELLANEOUS.

          5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

          5.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

          5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

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          IN WITNESS WHEREOF, the Grantor has caused this Amendment
No. 1 to Amended and Restated Security Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                              AMERICAN SEAWAY FOODS, INC.
                              (formerly known as Heritage
                              Wholesalers, Inc. and
                              successor by merger to Seaway Food
                              Service, Inc.)


                              By:
                              Title:

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ACCEPTED AND AGREED as of
the date and year first above written by:


KEYBANK NATIONAL ASSOCIATION, as a
Bank and as Agent




By:
Title:


NATIONAL CITY BANK,
as a Bank



By:
Title:


NBD BANK, as a Bank



By:
Title:


STAR BANK NATIONAL ASSOCIATION, as a Bank



By:
Title:


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                  ACKNOWLEDGEMENT OF GUARANTORS

          Each of the undersigned, RISER FOODS, INC., FISHER PROPERTIES, INC., and RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.), each of which being a guarantor of indebtedness of the Grantor to the Banks and the Agent, hereby acknowledges and agrees to the terms of the foregoing Amendment No. 1 to Amended and Restated Security Agreement. Each of the undersigned represents and warrants to the Banks and the Agent that the respective Amended and Restated Guaranty Agreements (as amended), executed and delivered by each of the undersigned, each dated as of May 27, 1993, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.


                          RISER FOODS, INC.



                          By:
                          Title:



                          RINI-REGO SUPERMARKETS, INC.
                          (formerly known as Fisher Foods, Inc.)


                          By:
                          Title:


                          FISHER PROPERTIES, INC.



                          By:
                          Title:

Executed:  January 8, 1997